Exhibit 10.2
SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 24, 2018 (the “Seventh Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of June 23, 2015, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of April 27, 2016, that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of February 21, 2018, and as may be further renewed, extended, amended, restated or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders amend the Credit Agreement to reflect the changes set forth below; and

WHEREAS, the Administrative Agent and Lenders party hereto have agreed to such request, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions. Unless otherwise defined in this Amendment, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Amendment). The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.

(a)Amended Definition. The following definition contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, each Note, the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Committed Loan Notice, each Compliance Certificate, the Guaranties, each Letter of Credit Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.

(b)New Definitions. Section 1.01 of the Credit Agreement and the list of defined terms set forth therein shall be amended to add the following definitions to such Section and the list of defined terms set forth therein in appropriate alphabetical order to read in full as follows:

“Seventh Amendment” means that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of July 24, 2018 by and among the Borrower, the MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Seventh Amendment Effective Date” means July 24, 2018.

“West Texas LPG Sale” means the Disposition by the applicable Subsidiaries of 100% of the equity interests of West Texas LPG held by such Subsidiaries, as further described in the West Texas LPG PSA and disclosed to the Administrative Agent and the Lenders prior to the Seventh Amendment Effective Date.

“West Texas LPG PSA” means that certain Partnership Interest Purchase Agreement dated on or about July 24, 2018, among Martin Midstream NGL Holdings, LLC, a Delaware limited liability company, Martin Midstream NGL Holdings II, LLC, a Delaware limited liability company, as sellers, ONEOK Permian NGL Pipeline GP, L.L.C., a Delaware limited liability company, and ONEOK Permian NGL Pipeline LP, L.L.C., a Delaware limited liability company, as buyers.

(c)Amendment to Section 7.06 of the Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, replacing the period at the end of clause (f) thereof with “; and” and inserting a new clause (g) immediately thereafter to read in its entirety as follows:

(g)    the West Texas LPG Sale so long as (i) 100% of the purchase price thereof is paid in cash, (ii) no Default or Event of Default exists prior to or immediately after giving effect to such Disposition, (iii) such Disposition is for fair market value on arm’s length terms, (iv) if a prepayment is required by Section 2.03(b)(i), the Borrower shall make such prepayment in accordance with such Section and (v) the West Texas LPG Sale is completed no later than August 31, 2018 in accordance with the West Texas LPG PSA without giving effect to any modifications, waivers or changes thereto that are materially adverse to the Administrative Agent or the Lenders.

(d)Amendment to Section 7.14(b) of the Credit Agreement. Section 7.14(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(b) Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter to be greater than:

(i) with respect to the fiscal quarter ended June 30, 2018, 5.75 to 1.00;

(ii) with respect to the fiscal quarters ending in September and December of 2018 and March of 2019 (unless the West Texas LPG Sale has occurred), 5.50 to 1.00; and

(iii)     if the West Texas LPG Sale has occurred, with respect to each fiscal quarter ending thereafter (and in any event with respect to the fiscal quarter ending in June of 2019 and thereafter), 5.25 to 1.00, except that the Borrower may elect a maximum Leverage Ratio of 5.50 to 1.00 for the last day of the fiscal quarter in which an Acquisition or an acquisition of the equity interests of one or more new Restricted Subsidiaries has occurred and for the two fiscal quarters immediately following such acquisition (the “Acquisition Step-up Election”); provided that (i) such acquisition shall have a purchase price of at least $50,000,000, (ii) any Restricted Subsidiary acquired in connection with such acquisition shall remain designated as a Restricted Subsidiary at all times during the effectiveness of the Acquisition Step-up Election and (iii) after the conclusion of the applicable time period for any Acquisition Step-up Election, the Borrower must wait at least one full fiscal quarter before making another Acquisition Step-up Election.

(e)Amendment to Section 7.14(c) of the Credit Agreement. Section 7.14(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(c) Senior Leverage Ratio.

(i) Except as provided in clause (ii) of this Section 7.14(c), permit the Senior Leverage Ratio as of the end of any fiscal quarter to be greater than 3.25 to 1.00;

(ii) Upon consummation of the West Texas LPG Sale, permit the Senior Leverage Ratio as of the end of any fiscal quarter to be greater than 3.50 to 1.00.

Section 3.Conditions of Effectiveness. This Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)the Administrative Agent has received a counterpart of this Amendment (which may be by telecopy or other electronic transmission) executed by the Borrower, the MLP, the other Loan Parties, the Administrative Agent, and Lenders constituting Required Lenders;

(b)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement as of such date, (iii) since December 31, 2017, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect; and

(c)the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent.

Section 4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)This Amendment, the Credit Agreement as amended hereby, and each other Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Seventh Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Amendment and the transactions contemplated hereby.

(d)No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

Section 5.Effect of Amendment.

(a)This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended hereby. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)Each of the undersigned Guarantors is executing this Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Amendment and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment. The Borrower and each of the other Loan Parties hereby confirms and agrees that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the other Loan Parties, remain in full force and effect, are unimpaired by this Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

(c)No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

(d)Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 6.Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President, Treasurer and
         Chief Financial Officer

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant,
Title:     Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant,
Title:     Executive Vice President and
Chief Financial Officer

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant,
Title:     Executive Vice President, Treasurer and
Chief Financial Officer

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant,
Title:     Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By: /s/ Robert D. Bondurant
Name: Robert D. Bondurant

Title:	Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS II, LLC, a Delaware limited liability company, as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant

Title:	Executive Vice President and Chief
Financial Officer

CARDINAL GAS STORAGE PARTNERS LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President

PERRYVILLE GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President

ARCADIA GAS STORAGE, LLC,
a Texas limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President

CADEVILLE GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President

MONROE GAS STORAGE COMPANY, LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:     Robert D. Bondurant
Title:     Executive Vice President

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By: /s/ Rodica Dutka
Name:     Rodica Dutka
Title:     Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Wells Fargo Bank, N.A.,
as Syndication Agent and a Lender

By: /s/ Brandon Kast
Name:     Brandon Kast
Title:     Director

ABN AMRO CAPITAL USA LLC,
as Co-Documentation Agent and a Lender

By: /s/ Darrell Holley
Name:     Darrell Holley
Title:     Managing Director

By: /s/ Brody Summerall
Name:     Brody Summerall
Title:     Vice President

REGIONS BANK,
as Co-Documentation Agent and a Lender

By: /s/ David Valentine
Name:     David Valentine
Title:     Managing Director

BNP PARIBAS,
as a Lender

By: /s/ Redi Meshi
Name:     Redi Meshi
Title:     Vice President

By: /s/ Delphine Gaudiot
Name:     Delphine Gaudiot
Title:     Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christopher Kuna
Name:     Christopher Kuna
Title:     Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Chris Chapman
Name: Chris Chapman
Title:    Director

By: /s/ Shai Bandner
Name:     Shai Bandner
Title:     Director

NATIXIS,
as a Lender

By: /s/ Jarrett Price
Name:     Jarrett Price
Title:     Director

By: /s/ Vikram Nath
Name: Vikram Nath
Title:     Director

SUNTRUST BANK,
as a Lender

By: /s/ Carmen Malizia
Name:     Carmen Malizia
Title:     Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jo Ann Vasquez
Name:     Jo Ann Vasquez
Title:     Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Lincoln LaCour
Name:     Lincoln LaCour
Title:     Vice President

COMPASS BANK,
as a Lender

By: /s/ Jay S. Tweed
Name:     Jay S. Tweed
Title:     Senior Vice President

COMERICA BANK,
as a Lender

By: /s/ Jessica Burgess
Name:     Jessica Burgess
Title:     Vice President

CADENCE BANK, N.A.,
as a Lender

By: /s/ David Anderson
Name:     David Anderson
Title:     Senior Vice President

GOLDMAN SACHS Bank USA,
as a Lender

By: /s/ Chris Lam
Name:     Chris Lam
Title:     Authorized Signatory

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ Scott G. Axelrod
Name:     Scott G. Axelrod
Title:     Senior Vice President